SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


         [X] CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934




      Date of Report (Date of earliest event reported) January 8, 2001



                               LINC CAPITAL, INC.
             (Exact name of registrant as specified in its charter)



                        Commission File Number: 000-23309



                 Delaware                       06-0850149
     (State or other jurisdiction of         (I.R.S. Employer
      incorporation or organization)         Identification No.)


                       200 N. LaSalle Street, Suite 2850,
                             Chicago, Illinois 60601
               (Address of principal executive offices)(Zip Code)



                               (312) 346-2670
             (Registrant's telephone number, including area code)

Item 5.   Other Events.

     On January 8, 2001, Martin E. Zimmerman, Chairman, and Terrence J. Quinn, resigned from the Company's Board of Directors.




                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           LINC CAPITAL, INC.
Dated: January 16, 2001

                                              By: /s/ Allen P. Palles
                                                  -------------------
                                                  Allen P. Palles
                                                  Executive Vice President and
                                                  Chief Financial Officer
                                                  (Principal  Financial Officer)